Putnam Investments
One Post Office Square
Boston, MA 02109
September 28, 2018

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Putnam Funds Trust (the “Trust”) (Reg. No. 333-515) (811- 07513)
Post-Effective Amendment No. 295 to Registration Statement on Form N-1A (the “Amendment”)

Ladies and Gentlemen:

We are filing the referenced Amendment pursuant to Rule 485(a) under the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940 for review and comment by the Staff of the Commission on behalf of Putnam Global Telecommunications Fund (the “Fund”), a series of the Trust. The Amendment is expected to become effective on November 30, 2018.

The principal changes reflected in the Amendment are to the Fund’s name and principal investment strategies. The Amendment reflects the new name for the fund as Putnam Global Communications Fund. The Fund’s principal investment strategies have been updated to reflect that the fund will, under normal circumstances, invest up to 80% of its net assets in the communication industries (as opposed to the telecommunication industries, which is reflected in the current policy), as well as related strategy and risk disclosure changes. The Amendment also reflects an updated fundamental policy with respect to concentration that references communication industries as opposed to telecommunication industries. There is currently a proxy statement on file with the Commission describing an upcoming shareholder meeting where shareholders will be able to vote on this revised fundamental policy. The Amendment also includes updated standard Putnam disclosure. Updated financial statement will be filed by amendment.

Any comments or questions on this filing may be directed to the undersigned at 1-617-760-0044.

Very truly yours,

Caitlin E. Robinson
Counsel

cc:	James E. Thomas, Esq.
Ropes & Gray LLP